As filed with the Securities and Exchange Commission on March 9, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-6194

UTC North American Fund, Inc.
(Exact name of registrant as specified in charter)

C/O U.S. Bancorp Fund Services, LLC
615 E. Michigan St., Third Floor, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Milwaukee, WI 53202
(Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2008

Date of reporting period:  December 31, 2008

Item 1. Reports to Stockholders.

UTC North American Fund, Inc.
Letter to Shareholders

Dear Shareholders:

Equity and fixed income markets worldwide slumped sharply in 2008. The market declines were most pronounced in the 4th quarter of 2008, which served as a resounding punctuation mark to the most challenging year in decades. Companies across the board, regardless of sector, market cap, or style, declined significantly as investors rushed for the exits. Many investors were forced to the sidelines as lenders retracted credit, reducing the amount of leverage available. Others left simply to seek refuge in less risky assets such as cash or government bonds. The end result was the worst annual decline in equity markets in 70 years, accompanied by extreme volatility. During the last 4 months of the year, the S&P 500 experienced more daily moves of +/-5% than in the prior 53 years combined. By the end of the quarter, the large cap market, as represented by the Russell 1000 index and S&P 500 indices had both declined more than 22%. For the full year, the S&P 500 index, also the benchmark for the UTC North American Fund's equity holdings declined 37%. Investment losses also extended well beyond U.S. borders. International markets fared even worse, debunking the theory that international economies and markets had “decoupled” from the U.S. For the 4th quarter and full year, the MSCI All Country World Index, ex U.S., declined 23% and 47%, respectively. The UTC North American Fund was down 32% in 2008.

The U.S. Government continued to take unprecedented steps to contain the financial crisis and its impact on the broader economy. During the quarter, the Federal Reserve lowered its target short-term interest rate, which had been 4.25% one year ago, to a range of 0% to 0.25%. In an effort to pump additional money into the system, the Federal Reserve announced a plan to buy approximately $500 billion in mortgage-backed securities. Congress joined the effort by passing the Troubled Asset Relief Program (TARP) which provided $700 billion to aid financial institutions. The Treasury Department used the majority of the initial TARP allocation to inject capital directly into banks. Finally, the Federal Reserve and the U.S. Treasury announced plans to help investors finance the purchase of debt backed by consumer loans such as credit cards and automobile loans. These actions are intended to help bring down the borrowing costs for consumers. Congress, along with the president-elect, is also readying a stimulus bill that could approach $1 trillion over two years, in an effort to jump-start the U.S. economy.

Despite the worsening economic conditions, the equity markets turned positive in December as pockets of the credit markets started to thaw and investors anticipated a future economic recovery. The S&P 500 index rallied 20% from its low in mid- November as the corporate bond market rebounded by 10%. In addition to the impact of the upcoming stimulus program, hard-hit consumers stand to benefit from a number of other factors in 2009. Energy prices have fallen substantially since mid-year. Oil peaked at $147 in July but closed the year at $45 due to slowing economic growth across the world. Commodity price declines helped consumer prices fall 1.7% in November, the biggest decline in over 60 years. Softening inflationary pressures have made it easier for governments to take aggressive steps to ease the credit crunch. Further, mortgage rates have fallen to their lowest level since surveys began in 1971, which should ultimately breathe life into the housing market - the original source of this economic downturn.

Equities in the UTC North American Fund slightly underperformed the S&P 500 index in 2008. The underperformance was concentrated in October and November as indiscriminate selling overwhelmed company-specific fundamentals. In December, as equity markets stabilized and equity returns turned positive, the portfolio outperformed the index by more than 100 basis points. During the quarter, absolute returns were negative across all market sectors with Financials, Consumer Discretionary, and Information Technology stocks experiencing the greatest declines. The Fund's relative overweight position in those three sectors, as well as its underweight position in Consumer Staples, detracted from performance. Although stock selection drives performance over time, relative sector weightings can have a near term impact, particularly in volatile markets with wide divergence between sectors. The Consumer Discretionary sector fell 25% during the quarter as economic weakness further curbed consumer spending. The portfolio's consumer holdings held up much better than the index as the portfolio holds a diverse group of well-established companies. For example, Darden, a casual dining restaurant chain with concepts including Red Lobster, Olive Garden and LongHorn Steakhouse, fell only 1%. The company's strong brands and consistent innovation continue to drive sales even in the difficult economic environment. Marketing initiatives including Red Lobster's Wood-Fire grill and Olive Garden's endless salad, soup, and breadsticks promotion proved effective in the most recent quarter, driving same-store sales increases at those chains while most other restaurants experienced declines. The Technology sector fell 26% for the quarter, and companies with exposure to weakening international economies were hit particularly hard. Portfolio holding Autodesk, the global leader in computer aided graphic design software, fell 41%. Autodesk reported earnings in line with expectations, but the Company issued more conservative guidance for the coming months. The company's software is used worldwide, often for infrastructure build outs. As emerging markets slow down temporarily, it will have an impact on Autodesk's growth. However, the upcoming federal stimulus package targeting infrastructure will help offset this slowdown. Longer term, the company continues to be attractive as it is well funded with $4/share net cash, maintains the dominant position in the market, and is trading at a significant discount to its historical average.

UTC North American Fund, Inc.
Letter to Shareholders (continued)

Tough credit market conditions dictated, in many ways, the equity markets. After Lehman Brothers' bankruptcy in mid September, credit markets froze even further as lenders trusted almost no one other than the U.S. government to repay debt. Due to high demand, the U.S. Treasury sold four-week Treasury bills at a yield of 0% in early December. Investors demanded nothing more than certainty of getting their money back. Corporate America, in contrast, was largely spurned by lenders. Those companies that did have access to the credit market paid higher spreads over benchmark rates. Companies responded with layoffs and reduced capital expenditures. Unemployment hit a 15-year high during the quarter, and consumer confidence fell to an all-time low. At yearend, economists were predicting that GDP fell more than 5% during the 4th quarter with similar declines likely in the first half of 2009. Stating the obvious, the U.S. government formally declared the U.S. economy in recession dating back to the 4th quarter of 2007.

The performance of the bond market in the 4th quarter of 2008 was once again driven by lower Treasury yields as the entire yield curve dropped below previous historical low yields. At times, investors were actually willing to accept negative yields on Treasury Bills just to be assured that their principal will be returned in 3 months and the 30 year Treasury yield declined enough to produce total returns of over 40%. For the spread sectors, the story of the 4th quarter was much the same. Wider spreads and higher all-in yields meant that all of the spread sectors underperformed Treasuries on a duration-neutral basis. The spread sectors are all other borrowers than the US Treasury, borrowers like companies and individuals. For the year, the duration adjusted performance of the spread sectors was just staggering (listed in descending order): -1.1% U.S. Agency; -2.3% U.S. Mortgage Backed; -17.9% U.S. Credit; -22.2% ABS, and -32.7% CMBS. The fixed income portfolio in the UTC North American Fund performed well and returned more than 8% in 2008 versus the Barclay Government Credit Index which was up 5.7%.

Throughout 2008 the Fund’s allocation to equities was approximately 67% with the balance invested in fixed income securities. A year-end contribution into the Fund was invested in U.S. 3-Month Treasury Bills, which has temporarily brought the weight in fixed income holdings to approximately 71%.

Market Outlook

While the calendar year has turned, the problems the market encountered in 2007 and 2008 have not been fully solved. In spite of continuing efforts by the Federal Reserve and Treasury, housing prices continue to deflate. The economy, which has slowed for much of the last year, has finally started to contract and is expected to continue contracting in the first part of 2009. While the clouds remain over the market and economy, they do not necessarily point towards another year like 2008. Credit risk was significantly repriced over the past year and the government's continued involvement in the capital markets has allayed some fears of systemic risk (though widespread government involvement has complicated the assessment of risk and return that all investors must make). With hearty yields and wide break-even spreads, bonds are poised for a better 2009 and can post positive returns even if Treasuries move off historically low yields.

UTC North American Fund, Inc.
Letter to Shareholders (continued)

The recent market declines and increase in market volatility serves as an excellent reminder of the importance of constructing high quality portfolios and properly assessing risk. The Fund's equity holdings consists of companies that, on average, trade at a discount to the broad market, enjoy higher expected earnings growth, are more profitable as measured by return on equity, and have taken on less debt. On the fixed income side, the bond portion of the Fund continues to preserve shareholders' capital while delivering consistent, coupon driven cash flows. We continue to focus on managing high quality portfolios that perform throughout a cycle, not just the next quarter, because consistently timing extreme market swings remains an impossible task. Our process and focus has allowed us to weather the current financial storm and will drive our future outperformance. Our emphasis on identifying high quality, attractively priced securities will continue to benefit UTC North American Fund shareholders.

Sincerely,

Jovan Sankar
President

December 31, 2008

UTC North American Fund, Inc.
(Unaudited)

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 12/31/98. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THIS CHART AND THE TABLE BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES,WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. BARCLAYS GOVERNMENT CREDIT INDEX - The Barclays Government/Credit Index tracks the performance of US dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the US Government, its agencies or corporations. Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year. BLENDED INDEX - Represents an index which consists of a 70 / 30% weighting between the S&P 500 and the Barclays US Govt/Credit index.

UTC North American Fund, Inc.
Additional Information on Fund Expenses
For the Six Months Ended December 31, 2008
(Unaudited)

For the Six Months Ended December 31, 2008

As a shareholder of the a mutual fund, you incur two types of costs: (1) transaction costs, no sales load for this fund; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/08 – 12/31/08).

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the value of shares redeemed if you redeem your shares in the Fund 30 days after the date of purchase. To the extent the Fund invests in shares of other investment companies as a part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying fund in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principals. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “”Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as , redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended December 31, 2008

	Beginning Value 07/01/08	Ending Value 12/31/08	Expenses Paid During the Period 07/01/08 – 12/31/08*
Actual	$ 1,000.00	$ 762.30	$ 15.46
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,025.14	$17.77

* Expenses are equal to the Fund's annualized expense ratio of 3.92% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

UTC North American Fund, Inc.
Asset Breakdown
December 31, 2008
(as a % of investments)

UTC North American Fund, Inc.
Schedule of Investments
December 31, 2008

Number of		Market
Shares		Value
	COMMON STOCKS - 25.7%
	Aerospace & Defense - 1.6%
4,100	The Boeing Company	$174,947
5,300	General Dynamics Company	305,227
		480,174

	Capital Goods - 0.7%
12,900	General Electric Company	208,980
	Consumer Discretionary - 3.5%
8,700	Darden Restaurants, Inc.	245,166
4,700	Target Corporation	162,291
7,200	The TJX Companies, Inc.	148,104
9,400	The Walt Disney Company	213,286
10,100	Yum! Brands, Inc.	318,150
		1,086,997

	Consumer Staples - 0.4%
2,100	Kimberly-Clark Corporation	110,754

	Data Processing - 0.6%
5,100	Automatic Data Processing, Inc.	200,634

	Electronic Equipment & Instruments - 0.4%
7,500	Agilent Technologies, Inc.*	117,225

	Financial Services - 2.4%
5,900	Bank of America Corporation	83,072
9,800	Citigroup Inc.	65,758
2,500	The Goldman Sachs Group, Inc.	210,975
8,100	J.P. Morgan Chase & Co.	255,393
5,700	Merrill Lynch & Co., Inc.	66,348
3,508	Morgan Stanley	56,268
		737,814

	Health Care - 3.7%
5,200	Beckman Coulter, Inc.	228,488
17,800	Boston Scientific Corp.*	137,772
5,800	Express Scripts, Inc.*	318,884
6,300	Pfizer Inc.	111,573
6,300	United Health Group, Incorporated	167,580
3,700	WellPoint Inc.*	155,881
		1,120,178

Number of		Market
Shares		Value
	Insurance - 1.7%
5,200	AFLAC Incorporated	$238,368
4,900	Loews Corporation	138,425
10,200	The Progressive Corporation	151,062
		527,855

	Integrated Oil & Gas - 3.9%
3,900	Apache Corporation	290,667
4,700	Devon Energy Corporation	308,837
5,400	Occidental Petroleum Corporation	323,946
3,500	Schlumberger Ltd.	148,155
2,500	Transocean Ltd.*	118,125
		1,189,730

	Multi-Utilities - 1.4%
11,500	Duke Energy Corporation	172,615
7,300	The Southern Company	270,100
		442,715

	Semiconductors - 1.2%
19,300	Intel Corporation	282,938
7,100	International Rectifier Corporation*	95,850
		378,788

	Software - 1.1%
5,100	Autodesk, Inc. *	100,215
9,400	Intuit, Inc.*	223,626
		323,841

	Technology - 1.5%
17,400	Corning Incorporated*	165,822
3,300	International Business
	Machines Corporation (IBM)	277,728
		443,550

	Telecommunications - 0.8%
8,500	American Tower Corporation-Class A*	249,220

	Transportation - 0.8%
4,900	Union Pacific Corporation	234,220
	Total Common Stocks	7,852,675
	(Cost $9,009,223)

	MUTUAL FUNDS - 0.7%
87,123	Trinidad & Tobago Unit Trust Corporation
	First Unit Scheme (a)(f)	203,651
	Total Mutual Funds (Cost $157,817)	203,651

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Schedule of Investments (continued)
December 31, 2008

Principal		Market
Amount		Value
	ASSET BACKED SECURITIES - 2.3%
100,000	CPL Transition Funding LLC,
	Series 2002-1, Class A5,
	6.250%, 01/15/2017	$99,348
150,000	Conneticut RRB Special Purpose
	Trust CL&P
	Series 2001-1, Class A5,
	6.210%, 12/302011	153,293
67,756	Continental Airlines Inc.
	Pass Thru Certificates,
	Series 2000-2, 7.707%, 04/02/2021	52,849
90,000	FedEx Corporation,
	1993-A, 8.760%, 05/22/2015	94,901
226,611	Massachusetts RRB Special Purpose
	Series 2001-1, Class A,
	6.530%, 06/01/2015	233,783
93,638	Union Pacific Corporation,
	2003-1, 4.698%, 01/02/2024	85,425
	Total Asset Backed Securities	719,599
	(Cost $749,759)

	CORPORATE BONDS - 1.5%
100,040	The Burlington Northern and
	Santa Fe Railway Company,
	5.943%, 01/15/2022	100,530
100,000	Commonwealth Edison Co.
	5.900%, 03/15/2036	83,417
200,000	National Rural Utility Coop
	5.450%, 02/01/2018	177,888
100,000	Norfolk Southern Corp.,
	5.257%, 09/17/2014	93,854
	Total Corporate Bonds	455,689
	(Cost $463,674)

Principal		Market
Amount		Value
	MORTGAGE BACKED SECURITIES - 2.7%
	Government National Mortgage Association
	(GNMA) Real Estate Mortgage Investment
	Conduit Pass-Thru Certificates:
14,716	Series 2002-83, Class A,
	3.313%, 04/16/2017	$14,802
53,504	Series 2004-78, Class A,
	3.590%, 11/16/2017	53,511
47,270	Series 2005-2, Class B,
	4.116%, 03/16/2019	47,426
74,775	Series 2003-48, Class AB,
	2.866%, 02/16/2020	75,040
51,636	Series 2004-25, Class AC,
	3.377%, 01/16/2023	51,563
24,665	Series 2005-87,
	4.449%, 03/16/2025	24,932
34,644	Series 2006-8,
	3.942%, 08/16/2025	34,758
58,944	Series 2005-14, Class A,
	4.130%, 02/16/2027	59,238
203,501	Series 2006-67, Class A,
	3.947%, 11/16/2030	204,478
69,232	Series 2003-72, Class B,
	4.356%, 02/16/2030	70,307
		636,055
	GS Mortgage securities Corporation II
250,000	Series 2007-GG10,
	5.991%, 08/10/2045	182,212
	Total Mortgage Backed Securities	818,267
	(Cost $794,142)

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Schedule of Investments (continued)
December 31, 2008

Principal		Market
Amount		Value
	U.S. GOVERNMENT AGENCY ISSUES - 13.3%
	AID-ISRAEL:
200,000	5.50%, 09/18/2023	$247,870
200,000	5.50%, 12/04/2023	248,402
		496,272
	Amethyst,
125,017	4.62%, 04/15/2016	129,764

	Federal National Mortgage Association (FNMA):
200,000	5.00%, 02/13/2017	227,282
78,904	6.00%, 05/01/2036	81,337
75,292	5.50%, 04/01/2036	77,283
		385,902
	Rowan Companies,
87,000	5.88%, 03/15/2012	90,695

	Government National Mortgage Association
	(GNMA) Real Estate Mortgage Investment
	Conduit Pass-Thru Certificates:
215,809	5.00%,09/20/2033	221,460
68,880	5.50%, 01/20/2035	70,935
200,395	5.00%, 11/20/2035	205,778
		498,173

	Small Business Administration (SBA)
	Participation Certificates:
78,475	Series 2004-10C, Class 1,
	4.23%, 05/01/2014	78,761
159,195	Series 2002-20H, Class 1,
	5.31%, 08/01/2022	163,440
303,852	Series 2003-20G, Class 1,
	4.35%, 07/01/2023	301,454
62,389	Series 2003-20J, Class 1,
	4.92%, 10/01/2023	63,382
181,333	Series 2003-20L, Class 1,
	4.89%, 12/01/2023	183,902
250,966	Series 2004-20E, Class 1,
	5.18%, 05/01/2024	258,025
136,813	Series 2003-20F, Class 1,
	5.52%, 06/01/2024	142,767

Principal		Market
Amount		Value
39,486	Series 2003-20H, Class 1,
	5.11%, 08/01/2025	$40,405
22,660	Series 2003-20E, Class 1,
	5.31%, 05/01/2027	23,258
23,656	Series 2003-20H, Class 1,
	5.78%, 08/01/2027	24,387
238,415	Series 2007-20L, Class 1,
	5.29%, 12/01/2027	243,965
157,495	Series 2008-20C, Class 1,
	5.49%, 03/01/2028	161,742
199,671	Series 2008-20D, Class 1,
	5.37%, 04/01/2028	204,900
125,000	Series 2008-20K, Class 1,
	6.77%, 11/01/2028	135,505
		2,025,893

	United States Treasury Notes
400,000	3.875%, 05/15/2018	456,250
	Total U.S. Government Agency Issues	4,082,949
	(Cost $3,841,945)

	SHORT TERM INVESTMENTS - 54.0%
	Money Market Funds - 3.3%
1,002,781	First American Treasury
	Obligations Fund - Class Y	1,002,781
	Variable Rate Demand Note - 50.7%
15,518,169	First American Government
	4.563%, 12/31/2031	15,518,169
	Total Short Term Investments	16,520,950
	(Cost $16,520,950)
	TOTAL INVESTMENTS - 100.2%	30,653,780
	(Cost $31,537,510)
	Liabilities in Excess of
	Assets - (0.2%)	(53,833)
	TOTAL NET ASSETS - 100.00%	$30,599,947

*	Non-income producing.
(a)	Affiliated issuer.
(f)	Foreign security.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Statement of Assets and Liabilities
December 31, 2008

ASSETS:
Investments, at value
Non-affiliates (cost $31,379,693)	$30,450,129
Affiliates (cost $157,817)	203,651
Receivable from Capital shares sold	1,200
Interest receivable	62,636
Dividends receivable	13,241
Other assets	10,179
Total assets	30,741,036

LIABILITIES:
Accrued distribution fees	16,764
Accrued service fees	8,867
Payable to the custodian	2,219
Payable to Transfer Agent	22,453
Payable to Adviser	25,004
Payable for Fund shares redeemed	1,386
Accrued Audit fees	31,127
Accrued Administration fees	10,600
Other accrued expenses	22,669
Total liabilities	141,089
NET ASSETS	$30,599,947

NET ASSETS CONSIST OF:
Capital stock ($0.01 par value)
and paid in capital	$38,095,106
Undistributed Net Investment loss	(45,844)
Accumulated net realized
loss on investments	(6,565,585)
Net unrealized depreciation
on investments	(883,730)
Total net assets	$30,599,947

Shares outstanding (8,000,000 shares authorized)	3,714,093
Net asset value, redemption price
and offering price per share	$8.24

UTC North American Fund, Inc.
Statement of Operations
For the Year Ended December 31, 2008

INVESTMENT INCOME:
Interest income	$186,489
Dividend income	177,610
Total investment income	364,099

EXPENSES:
Advisory fees	95,956
Distribution fees	71,013
Service fees	35,506
Shareholder servicing and accounting costs	120,991
Professional fees	120,645
Directors fees and expenses	27,163
Administration fees	47,737
Custody fees	7,287
Federal and state registration fees	6,602
Other	25,371
Total expenses	558,271

NET INVESTMENT LOSS	(194,172)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
Non-affiliates	(569,174)
Affiliates	90,328
Net change in unrealized appreciation
(depreciation) on investments	(4,132,885)
Net realized and unrealized gain (loss)
on investments	(4,611,731)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,805,903)

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
OPERATIONS:
Net investment loss	$(194,172)	$(164,649)
Net realized gain (loss) on investments	(478,846)	703,745
Net change in unrealized appreciation
/depreciation on investments	(4,132,885)	(208,780)
Net increase (decrease) in net assets
from operations	(4,805,903)	330,316

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	20,864,927	244,026
Payment for shares redeemed	(1,593,111)	(2,895,219)
Redemption Fees	7	28
Net increase (decrease) in net assets from
capital share transactions	19,271,823	(2,651,165)

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,465,920	(2,320,849)

NET ASSETS:
Beginning of period	16,134,027	18,454,876
End of period (including undistributed net
investment loss of $45,844 and $192,408, respectively)	$30,599,947	$16,134,027

CHANGES IN SHARES OUTSTANDING:
Shares sold	2,534,784	20,194
Shares redeemed	(153,689)	(239,814)
Net increase(decrease)	2,381,095	(219,620)
Beginning Shares	1,332,998	1,552,618
Ending Shares	3,714,093	1,332,998

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Financial Highlights

	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data (for a share outstanding throughout the period):

Net asset value, beginning of period	$12.10	$11.89	$11.01	$10.47	$9.80

Income from investment operations:
Net investment income/loss(1)	(0.01)	(0.12)	(0.04)	(0.12)	(0.06)
Net realized and unrealized
gain(loss) on investments	(3.85)	0.33	0.92	0.72	0.73
Total from investment operations	(3.86)	0.21	0.88	0.60	0.67

Less distributions from net investment income	0.00	0.00	0.00	(0.06)	(0.00	)(2)

Net asset value, end of year	$8.24	$12.10	$11.89	$11.01	$10.47

Total return	(31.90)%	1.77%	7.99%	5.69%	6.88%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$30,599	$16,134	$18,455	$19,416	$22,215

Ratio of expenses to average net assets	3.93%	3.51%	3.50%	3.10%	3.16%

Ratio of net investment loss to average net assets	(1.37)%	(0.95)%	(0.97)%	(0.69)%	(0.44)%

Portfolio turnover rate	19.95%	4.73%	26.09%	26.43%	21.25%

(1)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book to tax differences.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Notes to the Financial Statements
December 31, 2008

1.	ORGANIZATIONAND SIGNIFICANT ACCOUNTING POLICIES

UTC North American Fund, Inc. (the “Fund”) formerly known as Chaconia Income and Growth Fund, Inc., is organized as a Maryland Corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund is subject to expenses pursuant to service and distribution plans described in Note 4. The Fund charges a 2% redemption fee for redemptions of Fund shares held for less than 30 days. The Fund’s investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a)
Investment Valuation – Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange are valued at the last sales price on the exchange where primarily traded. Exchange-traded securities for which there is no NOCP or last sales price are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board of Directors. Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, Fair Value shall be determined. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced using prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

In September 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“FAS 157”) effective for fiscal years beginning after November 15, 2007. FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Fund (Portfolio) has adopted FAS 157 effective January 1, 2008. A summary of the fair value hierarchy under FAS 157 is described below: Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1	-	Quoted prices in active markets for identical securities.
Level 2	-	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3	-	Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The investments whose values are based on quoted market prices in active market, and are therefore classified within level 1, include active listed domestic equities and listed ADRs. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain money market securities, mutual funds, asset backed securities, investment grade corporate bonds, U.S. government and sovereign obligations, government agency securities, certain mortgage products, and ADRs.

The following is a summary of the inputs used to value the Fund's (Portfolio's) net assets as of December 31, 2008:

Description	Investments in
Securities
Level 1 - Quoted prices	$ 7,852,675
Level 2 - Other significant observable inputs	22,801,105
Level 3 - Significant unobservable inputs
Total	$ 30,653,780

UTC North American Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2008

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management has determined that SFAS 161 will have no impact on the Fund’s financial statements.

b)
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c)
Distributions to Shareholders – Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d)
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

e)
Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f)
Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g)
Other – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the sale of investment securities by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Bond premiums and discounts are amortized using the effective interest method.

UTC North American Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2008

2.	INVESTMENTTRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended December 31, 2008 were as follows:

	Purchases	Sales
U.S. Government	$2,830,933	$1,051,128
Other	2,675,851	1,709,128

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$31,600,577

Gross unrealized appreciation	1,471,193
Gross unrealized depreciation	(2,404,165)
Net unrealized depreciation	$(932,972)

Undistributed ordinary income	-
Undistributed long-term capital gain	-
Total distributable earnings	$-

Other accumulated losses	(6,562,187)
Total accumulated losses	$(7,495,159)

At December 31, 2008, the Fund had accumulated capital loss carryforwards of $569,388. In prior years, the Fund had accumulated capital loss carryforwards of $4,208,471 expiring in 2009, $413,844 expiring in 2010, 244,113 expiring in 2011 and 1,112,247 expiring in 2012. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

There were no distributions made by the Fund during the year ended December 31, 2008.

Effective Effective June 29, 2007, 2007, The Chaconia Income & Growth Fund (the "Fund") adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes". FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a "more likely than not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund only relate to Federal tax years. As of December 31, 2008, open Federal tax years include the tax year ended December 31, 2004 through December 31, 2008. The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund's financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2008. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

3.	INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

The Fund has an investment advisory and management agreement with Earnest Partners, LLC (the “Adviser”). Under the agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund. U.S. Bank, N.A. serves as Custodian for the Fund.

On January 6, 2009, the Board of Directors of the Fund approved a change of the investment advisor. The UTC Fund Services, Inc. is the new investment advisor and also an affiliate of the Fund.

UTC North American Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2008

4.	SERVICE AND DISTRIBUTION PLANS

The Fund pays service fees to certain entities for personal service and/or maintenance of shareholder accounts. Service fees are calculated up to 0.25% of each shareholder account opened with the Fund as a result of a sale made by the particular entity of the Fund’s shares. The Fund incurred service fees of $35,506 under this agreement during the year ended December 31, 2008.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares of up to 0.50% of the average daily net assets of the Fund. In November 2002, the Fund entered into a distribution agreement with Chaconia Financial Services, Inc. (“CFS”), a registered broker-dealer and subsidiary of the Trinidad & Tobago Unit Trust Corporation (“UTC”), the Fund’s sponsor, for distribution of Fund shares in the United States of America. For the year ended December 31 2008, CFS and UTC earned $71,013.

5.	TRANSACTIONS WITH AFFILIATES

The following company is affiliated, as defined in Section (2)(a)(3) of the Investment Company Act of 1940, with the UTC North American Fund.

	Share Balance at			Share Balance at
Name of Issuer	January 1, 2008	Purchases	Sales	December 31, 2008

Trinidad & Tobago
Unit Trust Corporation
-First Unit Scheme*	237,123	-	150,000	87,123
Cost	$429,530		$271,713	$157,817

*There were no dividends paid to the Fund during the period. The Fund realized a gain of $90,328 as a result of the sale of 150,000 shares of the Trinidad and Tobago Unit Trust Corporation – First Unit Scheme.

As of December 31,2008, the Trinidad & Tobago Unit Trust Company (“TTUTC”) owned 69.54% of the outstanding shares of the Fund. The investment activities of TTUTC could have a material effect on the Fund.

6.	GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

UTC North American Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of UTC North American Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of UTC North American Fund, Inc., formerly Chaconia Income and Growth Fund, Inc., (the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 20, 2009

UTC North American Fund, Inc.
Directors and Officers

Name and Address	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During Last Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Non-Interested Persons
Jean P. Alexander Age: 50 Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Executive Director, Caribbean American Centre of New York, a nonprofit organization serving NYC residents	1	None
Melania Haynes Age: 63 Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Events Coordinator, Independent	1	None
Lucille Mair Age: 65 Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Partner, law firm of Mair andCompany	1	None
Ajatta Mediratta Age: 43 Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Senior Managing Director at Greylock Capital, a hedge fund, 7-08 to present; investment banker at Bear Stearns to 6-08	1	None

UTC North American Fund, Inc.
Directors and Officers

Name and Address	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During Last Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Persons
*Gayle Daniel-Worrell Age:48 Trinidad and Tobago Unit Trust Corporation 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Secretary and Interested Director	Indefinite, until successor elected; Since 2002	Vice President, Marketing & International Business, Trinidad and Tobago Unit Trust Corporation, 6-04 to present; Marketing Manager, Trinidad and Tobago Unit Trust Corporation, 11-94 to 6-04	1	UTC Financial Services, USA, Inc; UTC Fund Services, Inc.
*Marlon Holder Age: 50 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Chairman and Interested Director	Indefinite, until successor elected; Since 2007	Executive Director, Trinidad and Tobago Unit Trust Corporation, 1-07 to present; Deputy CEO, First Citizens Bank, to 12-06	1	UTC Fund Services, Inc.
*Jovan Sankar Age:30 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	President and Chief Executive Officer	Indefinite, until successor elected; Since December 2008	Assistant Vice President, Corporate Planning, Trinidad and Tobago Unit Trust Corporation, 8-07 to present; Executive Assistant, 8-06 to 8-07; Portfolio Manager, 1-04 to 8-04	N/A	UTC Financial Services USA, Inc; UTC Fund Services, Inc.

UTC North American Fund, Inc.
Directors and Officers

Name and Address	Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During Last Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Persons
*Gale Grant Age 36 Trinidad and Tobago Unit Trust Corporation 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Chief Compliance Officer	Indefinite, until successor elected; Since 2006
Knowledge Officer, 2-05 to present;
International Business Development
Officer, Trinidad and Tobago Unit Trust
Corporation 9-03 to 2-05; Business
Analyst, National Entrepreneurial
Development Company, 9-02 to 9-03;
Credit Analyst 4-98 to 9-02
			N/A	N/A
*Michelle Persad Age: 40 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago, West Indies	Treasurer and Chief Financial Officer	Indefinite, until successor elected; Since December 2008
Vice President, Treasury, Trinidad and
Tobago Unit Trust Corporation, 7-07 to
present; Portfolio Manager, Caribbean
Court of Justice Trust Fund, 11-04 to 6-07;
Various positions in Treasury and
Investments at Republic Bank Limited,
7-93 to 10-04
			N/A	UTC Financial Services USA, Inc; UTC Fund Services, Inc.

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund’s sponsor, the Trinidad and Tobago Unit Trust Corporation, and/or the Fund’s distributor, UTC Financial Services USA, Inc.

UTC North American Fund, Inc.

Availability of Proxy Voting Information: A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-368-3322 or on the SEC website at www.sec.gov.

The actual voting recorded relating to portfolio securities during the twelve month period ended June 30, 2008 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800-368-3322 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

UTC North American Fund, Inc.

DIRECTORS AND PRINCIPAL OFFICERS
Jean P. Alexander, Director
Melania Haynes, Director
Lucille Mair, Director
Ajatta Mediratta, Director
Jovan Sankar, President
Marlon Holder, Chairman
Gayle Daniel-Worrell, Director, Secretary
Michelle Persad, Treasurer
Gale Grant, Chief Compliance Officer

INVESTMENT ADVISER
Earnest Partners, LLC
75 Fourteenth Street, Suite 2300
Atlanta, Georgia, 30309

DISTRIBUTOR
UTC Financial Services
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Center
82 Independence Square
Port of Spain, Trinidad

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Formerly known as Chaconia Income and Growth Fund) ANNUAL REPORT December 31, 2008

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive, principal financial officer and the principal accounting officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers, including any implicit waivers, from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 12/31/2008	FYE 12/31/2007
Audit Fees	$36,000	$31,000
Audit-Related Fees	$0	$0
Tax Fees	$4,900	$4,600
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PriceWaterhouseCoopers applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2008	FYE 12/31/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2008	FYE 12/31/2007
Registrant	$4,900	$4,600
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics or amendment thereto. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  UTC North American Fund

By (Signature and Title)* /s/ Jovan Sankar
                                                                   Jovan Sankar, President

Date   March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jovan Sankar
                                                                   Jovan Sankar, President

Date   March 9, 2009

By (Signature and Title)* /s/ Michelle Persad
                                                                   Michelle Persad, Treasurer

Date   March 9, 2009